Prospectus Supplement May 15, 2006

THE PUTNAM FUND FOR GROWTH AND INCOME Prospectus dated February 28, 2006

The section “Who manages the fund?” is supplemented to reflect that the members of the Large-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joshua Brooks (Portfolio Leader), Eric Harthun (Portfolio Leader) and David King (Portfolio Member) effective May 30, 2006.

Positions over the past five years and fund holdings of Mr. Brooks and Mr. King are set forth in the prospectus.

Mr. Harthun joined the fund in 2006. From 2000 to the present, he has been employed by Putnam Management, currently as Portfolio Manager and previously as Senior Analyst. He owned no fund shares as of March 31, 2006.

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